                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation Stock (formerly Greenwood National Bancorporation) 1988 Employee Stock Option Plan, Incentive Stock Option and Nonstatutory Stock Option Plan (1993), and Chief Executive Officer Stock Option Plan (collectively the "Plans"), including up to 567,252 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plans; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company and member of the committee which administers the Plans, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of January, 1997.


                                       /S PATRICIA C. EDMONDS
                                       Patricia C. Edmonds
                                       Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation Stock (formerly Greenwood National Bancorporation) 1988 Employee Stock Option Plan, Incentive Stock Option and Nonstatutory Stock Option Plan (1993), and Chief Executive Officer Stock Option Plan (collectively the "Plans"), including up to 567,252 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plans; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company and member of the committee which administers the Plans, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of January, 1997.


                               /S DAVID P. ALLRED
                                  David P. Allred
                                  Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation Stock (formerly Greenwood National Bancorporation) 1988 Employee Stock Option Plan, Incentive Stock Option and Nonstatutory Stock Option Plan (1993), and Chief Executive Officer Stock Option Plan (collectively the "Plans"), including up to 567,252 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plans; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company and member of the committee which administers the Plans, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of January, 1997.


                              /S ROBERT C. COLEMAN
                                Robert C. Coleman
                                Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation Stock (formerly Greenwood National Bancorporation) 1988 Employee Stock Option Plan, Incentive Stock Option and Nonstatutory Stock Option Plan (1993), and Chief Executive Officer Stock Option Plan (collectively the "Plans"), including up to 567,252 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plans; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company and member of the committee which administers the Plans, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of January, 1997.


                               /S JOHN W. DRUMMOND
                                John W. Drummond
                                Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation Stock (formerly Greenwood National Bancorporation) 1988 Employee Stock Option Plan, Incentive Stock Option and Nonstatutory Stock Option Plan (1993), and Chief Executive Officer Stock Option Plan (collectively the "Plans"), including up to 567,252 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plans; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company and member of the committee which administers the Plans, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of January, 1997.


                            /S WAYNE Q. JUSTESEN, JR.
                             Wayne Q. Justesen, Jr.
                             Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation Stock (formerly Greenwood National Bancorporation) 1988 Employee Stock Option Plan, Incentive Stock Option and Nonstatutory Stock Option Plan (1993), and Chief Executive Officer Stock Option Plan (collectively the "Plans"), including up to 567,252 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plans; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company and member of the committee which administers the Plans, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of January, 1997.


                             /S THOMAS C. LYNCH, JR.
                              Thomas C. Lynch, Jr.
                              Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation Stock (formerly Greenwood National Bancorporation) 1988 Employee Stock Option Plan, Incentive Stock Option and Nonstatutory Stock Option Plan (1993), and Chief Executive Officer Stock Option Plan (collectively the "Plans"), including up to 567,252 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plans; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company and member of the committee which administers the Plans, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of January, 1997.


                             /S H. EDWARD MUNNERLYN
                               H. Edward Munnerlyn
                               Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation Stock (formerly Greenwood National Bancorporation) 1988 Employee Stock Option Plan, Incentive Stock Option and Nonstatutory Stock Option Plan (1993), and Chief Executive Officer Stock Option Plan (collectively the "Plans"), including up to 567,252 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plans; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company and member of the committee which administers the Plans, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of January, 1997.


                                /S GEORGE B. PARK
                                   George B. Park
                                   Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation Stock (formerly Greenwood National Bancorporation) 1988 Employee Stock Option Plan, Incentive Stock Option and Nonstatutory Stock Option Plan (1993), and Chief Executive Officer Stock Option Plan (collectively the "Plans"), including up to 567,252 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plans; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company and member of the committee which administers the Plans, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of January, 1997.


                            /S JOSEPH H. PATRICK, JR.
                             Joseph H. Patrick, Jr.
                             Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation Stock (formerly Greenwood National Bancorporation) 1988 Employee Stock Option Plan, Incentive Stock Option and Nonstatutory Stock Option Plan (1993), and Chief Executive Officer Stock Option Plan (collectively the "Plans"), including up to 567,252 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plans; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company and member of the committee which administers the Plans, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of January, 1997.


                              /S DONNA W. ROBINSON
                                Donna W. Robinson
                                Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation Stock (formerly Greenwood National Bancorporation) 1988 Employee Stock Option Plan, Incentive Stock Option and Nonstatutory Stock Option Plan (1993), and Chief Executive Officer Stock Option Plan (collectively the "Plans"), including up to 567,252 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plans; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company and member of the committee which administers the Plans, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of January, 1997.


                              /S GEORGE D. RODGERS
                                George D. Rodgers
                                Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation Stock (formerly Greenwood National Bancorporation) 1988 Employee Stock Option Plan, Incentive Stock Option and Nonstatutory Stock Option Plan (1993), and Chief Executive Officer Stock Option Plan (collectively the "Plans"), including up to 567,252 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plans; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company and member of the committee which administers the Plans, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of January, 1997.


                              /S CHARLES J. ROGERS
                                Charles J. Rogers
                                Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation Stock (formerly Greenwood National Bancorporation) 1988 Employee Stock Option Plan, Incentive Stock Option and Nonstatutory Stock Option Plan (1993), and Chief Executive Officer Stock Option Plan (collectively the "Plans"), including up to 567,252 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plans; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company and member of the committee which administers the Plans, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of January, 1997.


                              /S THOMAS E. SKELTON
                                 Thomas E. Skelton
                                 Director

                                                                    Exhibit 24.1
                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation Stock (formerly Greenwood National Bancorporation) 1988 Employee Stock Option Plan, Incentive Stock Option and Nonstatutory Stock Option Plan (1993), and Chief Executive Officer Stock Option Plan (collectively the "Plans"), including up to 567,252 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plans; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company and member of the committee which administers the Plans, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of January, 1997.


                                /S LEX D. WALTERS
                                   Lex D. Walters
                                   Director